Exhibit 10.43

Amendment to the Modified Compensation Arrangement for Non-Employee Directors

On February 27, 2006, Cell Therapeutics, Inc. (the “Corporation”) filed a Current Report on Form 8-K (the “Current Report”) stating, in part, that certain of its non-employee directors had received an additional retainer for exceptional contributions made in 2004 and 2005. This Amendment No. 1 restates the final sentence of the fourth paragraph of the Current Report as follows:

“Further, each of Drs. Nudelman, Mundinger and Gregorian received an additional retainer equal to 50% of the annual retainer in place during 2005, which additional retainer is equal to $20,000 in the case of Dr. Nudelman and $9,000 in the cases of Drs. Mundinger and Gregorian.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: April 11, 2006	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance & Administration